SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported): May 4, 2004


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


           Maryland                     1-12002               23-2715194
        (State or other               (Commission         (I.R.S. Employer
 jurisdiction of incorporation)       File Number)        Identification No.)



                        1311 Mamaroneck Avenue, Suite 260
                          White Plains, New York 10605
               (Address of principal executive offices) (Zip Code)


                                 (914) 288-8100
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)





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ITEM 5. Other Events

On May 4, 2004, Acadia Realty Trust amended the employment contract of Kenneth
F. Bernstein, President and Chief Executive Officer. The term of Mr. Bernstein's employment was renewed for three years. Along with modifying the methodology for calculating Mr. Bernstein's bonus which was based on funds from operations ("FFO") to a broader measure of company and executive performance, the contract also provides a severance package which includes three years of salary and average bonus, commensurate with Mr. Bernstein's three year commitment to the Company.


ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1 Second Amendment to Employment Contract between Acadia Realty Trust and Kenneth F. Bernstein dated May 4, 2004


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ACADIA REALTY TRUST
                                    (Registrant)


Date: May 4, 2004                By: /s/ Michael Nelsen
                                     -----------------------------
                                     Name:  Michael Nelsen
                                     Title: Sr. Vice President and
                                     Chief Financial Officer

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